UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
May 20, 2015

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568-7579
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ross Stores, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) on May 20, 2015 in Palo Alto, California. The Company’s stockholders considered and voted upon the following five matters at the Meeting:

Proposal 1 - Election of Directors

The holders of the Company’s common stock elected eleven nominees to serve as directors for a term of one year, expiring at the time of the Annual Meeting of Stockholders in 2016:

Name	For	Against	Abstain	Broker Non-Votes
Michael Balmuth	167,532,407	7,585,279	189,114	12,049,576
K. Gunnar Bjorklund	170,782,494	4,352,861	171,445	12,049,576
Michael J. Bush	171,144,431	3,971,963	190,406	12,049,576
Norman A. Ferber	154,357,451	20,750,642	198,707	12,049,576
Sharon D. Garrett	170,105,791	5,009,064	191,945	12,049,576
Stephen D. Milligan	174,059,476	1,077,060	170,264	12,049,576
George P. Orban	169,539,962	5,574,333	192,505	12,049,576
Michael O’Sullivan	167,628,393	7,506,136	172,271	12,049,576
Lawrence S. Peiros	172,901,896	2,098,094	306,810	12,049,576
Gregory L. Quesnel	173,064,950	1,935,084	306,766	12,049,576
Barbara Rentler	168,359,039	6,781,181	166,580	12,049,576

Proposal 2 - Approval of an Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock

The holders of the Company’s common stock voted to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 600,000,000 shares to 1,000,000,000 shares:

For	Against	Abstain
178,516,937	5,982,868	2,856,571

Proposal 3 - Approval of an Amendment to the Employee Stock Purchase Plan to Increase the Share Reserve by 2,500,000 Shares

The holders of the Company’s common stock voted to approve an amendment to the Company’s Employee Stock Purchase Plan (“ESPP”) to increase the ESPP’s share reserve by 2,500,000 shares:

For	Against	Abstain	Broker Non-Votes
174,075,408	996,505	234,887	12,049,576

Proposal 4 - Advisory Vote to Approve the Resolution on the Compensation of the Named Executive Officers

In an advisory vote, the holders of the Company’s common stock voted to approve the resolution regarding the compensation of the named executive officers:

For	Against	Abstain	Broker Non-Votes
163,026,892	8,800,845	3,479,063	12,049,576

Proposal 5 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending January 30, 2016

The holders of the Company’s common stock voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 30, 2016:

For	Against	Abstain
185,371,898	1,803,304	181,174

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2015

ROSS STORES, INC.
Registrant

By:	/s/K. Jew
Ken Jew
Senior Vice President, General Counsel and Assistant Corporate Secretary